Exhibit 99.1

META Completes Acquisition of Nanotech Security Corp.

Transaction to Accelerate Growth, Scale and Commercialization of Metamaterials

HALIFAX, NS / ACCESSWIRE / October 5, 2021 / Meta Materials Inc. (the “Company” or “META®”) (NASDAQ: MMAT, FSE: MMAT) a developer of high-performance functional materials and nanocomposites, today announced that it has completed the acquisition of Nanotech Security Corp. (“Nanotech”) (TSXV:NTS)(OTCQX:NTSFF), a leader in the development of secure and visually memorable nano-optic security features that provide anti-counterfeiting solutions used in the government and banknote and brand protection markets, in an all-cash transaction at C$1.25 per Nanotech common share (each, a “Nanotech Share”), for a total value of approximately C$90.9 million on a fully-diluted basis (“Transaction”).

“META is focused on growth and extending its leadership position in commercializing metamaterials,” said Ram Ramkumar, META’s Chairman of the Board. “Nanotech’s highly skilled team and well-established, cost competitive production capability will complement our technology platform enabling a faster scale up into existing applications and position the Company for expansion into new verticals as well.”

Nanotech’s team brings decades of experience in nanophotonics R&D, high-volume, roll-to-roll nanoimprint lithography (NIL), and nano-coating production. Nanotech has in-house, state of the art electron beam lithography (EBL) capability, which is expected to significantly increase META’s capacity for new customer engagements and shorten material selection programs. Capacity at Nanotech’s Thurso, Quebec production facility, situated on 11 acres of land, with a 105,000 square foot building, currently exceeds 7 million square meters per year, and META plans to approximately double capacity to 15 million square meters over the next 1-2 years. For more details, please visit https://investors.metamaterial.com/ir-calendar to view the webcast announcing the Nanotech transaction.

“We are excited to have closed the acquisition in order to begin collaborating to offer the best in quality, depth of expertise, mass customization experience and new business opportunities for our partners,” said George Palikaras, President and Chief Executive Officer of META. “META and Nanotech will together develop and manufacture intelligent surfaces and solutions for our customers that are expected to add a new dimension to industries such as automotive, security, healthcare, aerospace, energy and consumer electronics. We look forward to working with industry leaders to bring them the power and benefits of nanotechnology, which will enable their products to achieve industry leading performance.”

“Today marks a milestone for Nanotech. I am very proud of what our team has accomplished in developing some of the most innovative security features available globally for anti-counterfeiting and brand protection. META’s expertise, technology leadership, and resources provide us with the ability to do even more to innovate and scale the most advanced technology platform in nano-optic materials. In the coming months, META plans to roll out many exciting new features and solutions to benefit the currency and brand security industries,” said Troy Bullock, former CEO of Nanotech and Strategic Advisor to META.

META’s Nanotech business is well positioned for continued growth. Nanotech recently renewed its frame agreement (the “Frame Agreement”) to continue development of a unique security feature for its confidential government customer (the “Confidential Customer”). The Frame Agreement has a maximum value of C$52.7 million over a period of not more than five years. Under the Agreement, Nanotech expects to submit annual fixed contract proposals for which the Confidential Customer can elect to award purchase orders. For the 12-months ending September 30, 2022, the Confidential Customer has awarded purchase orders totaling over C$8.9 million.

Pursuant to the Transaction, META acquired approximately 69,854,986 Nanotech Shares and is now the holder of 100% of the issued and outstanding Nanotech Shares. Prior to the completion of the Transaction, META did not own any Nanotech Shares. As of the closing of the Transaction, all of the directors of Nanotech resigned from the board. The Nanotech Shares will be delisted from trading on the TSX Venture Exchange as of the date hereof. It is the intention of META that Nanotech will apply to cease to be a reporting issuer in all jurisdictions of Canada in which it is currently a reporting issuer.

Nanotech’s head office is located at 505 - 3292 Production Way, Burnaby, British Columbia, V5A 4R4.

About Meta Materials Inc.

META® delivers previously unachievable performance, across a range of applications, by inventing, designing, developing, and manufacturing sustainable, highly functional materials. Our extensive technology platform enables leading global brands to deliver breakthrough products to their customers in consumer electronics, 5G communications, health and wellness, aerospace, automotive, and clean energy. Our achievements have been widely recognized, including being named a Global Cleantech 100 company. Learn more at www.metamaterial.com.

META’s head office is located at 1 Research Drive, Dartmouth, Nova Scotia, B2Y 4M9.

Forward Looking Information

This press release includes forward-looking information or statements within the meaning of Canadian securities laws and within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, regarding the Company, Nanotech, their businesses and the transaction, which may include, but are not limited to, statements with respect to the business strategies, product development, expansion plans and operational activities of the Company and Nanotech, production capacity expansion, the benefits to the Company of the acquisition of Nanotech and the benefits of nanotechnology to the Company’s partners and within the industries in which they operate. Often but not always, forward-looking information can be identified by the use of words such as “potential,” “predicts,” “projects,” “seeks,” “plans,” “expect”, “intends”, “anticipated”, “believes”, “developing”, “focused”, “extending”, “position” or variations (including negative variations) of such words and phrases, or statements that certain actions, events or results “may”, “could”, “should,” “can”, “would” or “will” be taken, occur or be achieved. Such statements are based on the current expectations and views of future events of the management of the Company and are based on assumptions and subject to risks and uncertainties. Although the management of the Company believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect. The forward-looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the Company, including risks related to the potential benefits of the transaction with Nanotech, the capabilities of Nanotech’s facility and the expansion thereof, research and development projects of the Company, the market potential of the products of the Company and Nanotech, the market position of the Company, the completion of the transaction, the scalability of the Company’s production ability, capacity for new customer engagements, material selection programs timeframes, the ability to reduce production costs, enhance metamaterials manufacturing capabilities and extend market reach into new applications and industries, the ability to accelerate commercialization plans, the possibility of new customer contracts, the continued engagement of Nanotech’s team, the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business. More details about these and other risks that may impact the Company’s businesses are described under the heading “Forward Looking Statement” in the Company’s Form 8-K filed with the SEC on August 10, 2021, and under the heading “Risk Factors” in the Company’s Form 10-Q filed with the SEC on August 13, 2021, in the Company’s Form 10-K filed with the SEC

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on March 18, 2021, and in subsequent filings made by Meta Materials with the SEC, which are available on SEC’s website at www.sec.gov. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended. Accordingly, readers should not place undue reliance on any forward-looking statements or information. No forward-looking statement can be guaranteed. Except as required by applicable securities laws, forward-looking statements speak only as of the date on which they are made and the Company does not undertake any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise, except to the extent required by law.

Contact

Mark Komonoski

Senior Vice President

Integrous Communications

Phone: 1-877-255-8483

Email: ir@metamaterial.com

Media inquiries:

media@metamaterial.com

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